RECEIPT OF DEPARTMENT OF STATE



                   STATE OF NEW YORK_______DEPARTMENT OF STATE
                   DIVISION OF CORPORATIONS AND STATE RECORDS
                                     ALBANY

                                 FILING RECEIPT


     TYPE OF CERTIFICATE
Incorporation (Business)                             0

     CORPORATION NAME                   DATE FILED
WATCHDOG PATROLS, INC.                       1/5/70

DURATION & CO. CODE                     FILE NO.
P 30                                         804780-4

NO. AND KIND OF SHARES
200 npv

LOCATION OF PRIN. OFFICE                COMMENT
OYSTER BAY NASSAU CO

ADDRESS FOR SERVICE OF PROCESS
BERGER 22 WHITLOCK ST  PLAINVIEW  NY  11803

REGISTERED AGENT, IF ANY

FILER AND ADDRESS
                    PAUL BERGER
                    22 WHITLOCK ST
                    PLAINVIEW  NY  11803

6    DOLLAR FEE TO COUNTY
     FEES AND/OR TAX PAID AS FOLLOWS:
[ ] CHK. [X ] M.O. [ ] CASH                       $    60

$ 50 FILING
$ 10 TAX
$    CERTIFIED COPY
$    CERTIFICATE                        TOTAL     $    60
                                        REFUND OF $              TO FOLLOW

                                 JOHN P. LOMENZO
                               SECRETARY OF STATE

                                                        /S/
CO-518 (rev. 3/66)

                         Certificate of Incorporation of

       804780                WATCHDOG PATROLS, INC.

       under Section 402 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

(1)  The name of the proposed corporation is WATCHDOG PATROLS, INC.

(2) purpose or purposes for which this corporation is formed, are as follows, to wit:

     to train watchdogs in all phases: guard, protection, attack and obedience; to rent, lease and sell trained watchdogs for residential, commercial and industrial security purposes; to act as consultant in watchdog training and related security aspects; and to conduct and carry on any other similar business which may be capable of being profitably carried on in connection with this company's business, or to carry on any similar business that is adapted directly or indirectly to add to the value of the company's property and the profits of the authorized business.

     The corporation in furtherance of its corporate purposes above set forth, shall have all of the powers enumerated in Section 302 of the Business Corporation Law, subject to any limitations provided in the Business Corporation Law or any other statute of the State of New York. (3) The office of the corporation is to be located in the Town of Oyster Bay County of Nassau State of New York.

(3) The office of the coproration is to be located in the Town of Oyster Bay County of Nassau State of New York.

(4) The aggregate number of shares which the corporation shall have the authority to issue 200 of which all shall be without par value.

(5) The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is c/o Berger, 22 Whitlock Street, Plainview, New York 11803.

     The undersigned incorporator, or each of them if there are more than one, is of the age of twenty-one years or over.

IN WITNESS WHEREOF, this certificate has been subscribed this 23rd day of December 1969 by the undersigned who affirm(s) that the statements made herein are true under the penalties of perjury.


Phyllis Berger                                         /s/Phyllis Berger
      Type Name of Incorporator                        -------------------------

22 Whitlock Street, Plainview, New York


Helen Jaffee                                           /s/Helen Jaffee
      Type Name of Incorporator                        -------------------------

105-55 Flatlands 4th Street, Brooklyn, New York

                          Certificate of Incorporation

                                       of

                             WATCHDOG PATROLS, INC.

                under Section 402 of the Business Corporation Law


                                   Filed By:

                                        Paul Berger

                                        Office and Post Office Address

                                        22 Whitlock Street
                                        Plainview, New York  11803
                                        WE 8-1490


                                        STATE OF NEW YORK
                                        DEPARTMENT OF STATE
                                        FILED  JAN 5  1970

                         804780-4       TAX $ 10
                                        FILING FEE $50


                                        /S/

                                        Secretary of State

                                        By:  /s/

                                        p 30 Nassau

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                             WATCHDOG PATROLS, INC.
                Under Section 805 of the Business Corporation Law

     1) The name of the corporation (hereinafter called Corporation) is WATCHDOG PATROLS, INC., and was incorporated on January 5, 1970 under the laws of the State of New York.

     2) The Certificate of Incorporation of the Corporation is hereby amended by striking out Article Two thereof and by substituting in lieu of said Article the following New Article:

     Second: To train watchdogs in all phases: guard, protection, attack and obediance; to rent, lease and sell trained watchdogs for residential, commercial and industrial security purposes; to act as consultant in watchdog training and related security aspects; and to conduct and carry on any other similar business which may be capable of being profitably carried on in connection with this Company's business, or to carry on any similar business that is adapted directly or indirectly to add to the value of the company's property and the profits of the althorizcd business.

     To design, manufacture, buy and sell, and generally deal in automatic electric alarms for use in banks, stores, buildings, offices, houses, churches, and other places for protection against burglary and any other intrusion and to install, repair, inspect, and overhaul burglar alarms and other alarms of all kinds, makes, and description. To design, manufacture, buy, and sell watchmen's clocks and watches of all kinds.

     To furnish the services of watchmen, guards, escorts for women, messengers, ushers, bill collectors, investigators, and collectors of information.

     To devise, put into operation, and conduct ways, systems, and methods for the prevention and detection of crime and the apprehension and arrest of criminals, for the recovery of lost or stolen property, for the finding of missing persons, documents, or goods, for investigating and reporting upon the antecedents, habits, character, doings, reliability, credit, or financial condition of persons, firms, associations, or corporations. Generally to do all things commonly done by private and by credit and mercantile reporting agencies.

      To purchase, manufacture, produce, assemble, receive, lease or in any manner, acquire, hold, own, use, operate, install, maintain, service repair, process, alter, improve, import, export, sell, lease, assign, transfer. and generally to trade and deal in and with, raw materials, natural or manufactured articles or products, Machinery, equipment, devices, systems parts, supplies, apparatus and personal property of every kind, nature or description, tangible or intangible, used or capable of being used for any purpose whatsoever and to engage and participate in any mercantile, manufacturing or trading business of any kind or character.

     To purchase, receive, lease or otherwise acquire and to manage, hold, own, use, improve, convey, sell, mortgage, or otherwise deal in and with lands, buildings and real property of every description, or any interest therein.

     To adopt, apply for, obtain, register, purchase, lease or otherwise acquire and to maintain, protect, hold, use, own exercise, develop, manufacture under, operate and introduce, and to sell and grant licenses or other rights in respect of, assign, or otherwise dispose of, turn to account, or in any manner deal with and contract with reference to, any trade marks, trade names, patents, patent rights, concessions, franchises, designs, copyrights and distinctive marks and rights analogous thereto, and inventions, devices, improvements, processes, recipes, formulae and the like, including such thereof as may be covered by, used in connection with, or secured or received under, Letters Patent of the United States of America or elsewhere or otherwise, and any licenses in respect thereof and any or all rights connected therewith or appertaining thereto.

     In furtherance of its corporate business and subject to the limitations prescribed by statute, to acquire by purchase, exchange or otherwise, all or any part of, or any interest in, the properties, assets, business and good-will of any one or more corporations, associations partnerships, firms, syndicates or individuals and to pay for the same in cash, property or its own or other securities; to hold, operate, reorganize, liquidate, mortgage, pledge, sell, exchange, or in any manner dispose of the whole or any part thereof; and in connection therewith, to assume or guarantee performance of any liabilities, obligations or contracts of corporations, associations, partnerships, firms, syndicates or individuals, and to conduct in any lawful manner the whole or any part of any similar business thus acquired.

     To acquire or become interested in, whether by subscription, purchase, underwriting, loan, participation in syndicates or otherwise, to own, hold, to sell, assign or otherwise dispose of, or in any manner to deal in or with, stocks, bonds, debentures, warrants, rights, scrip, notes, evidences of indebtedness, or other .securities or obligations of any kind by whomsoever issued, to exercise in respect thereof all powers and privileges of individual ownership or interest therein, including the right to vote thereon for any and all purposes; to consent, or otherwise act with respect thereto, without limitations; and to issue in exchange therefor the corporation's stock, bonds, debentures, warrants, rights, scrip, notes, evidences of indebtedness or other securities or obligations of any kind.

     To borrow money for its corporate purposes, and to make, accept, endorse, execute and issue promissory notes, bills of exchange, bonds, debentures or other obligations from time to time, for the purchase of property, or for any purpose relating to the business of the company, and if decreed proper, to secure the payment of any such obligations by mortgage, pledge, guarantee, deed of trust or otherwise.

      To lend its uninvested funds from. time to time to such extent, on such terms and on such security, if any, as the Board of Director of the corporation may determine.

     In furtherance of its corporate business and subject to the limitations prescribed by statute, to be a promoter, partner, member, associate or manager of other business enterprises or ventures , or to the extent permitted in any other jurisdiction to be an incorporator of other corporations of any type or kind and to organize, or in any way participate in the organization, reorganization, merger or liquidation of any corporation, association or venture and the rnanagement thereof.

    Subject to the limitations prescribed by statute and in furtherance of its corporate business, to pay pensions, establish and carry out pension, profit sharing, share bonus, share purchase, share option, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions for any or all of its directors, officers and employees.

     To conduct its business in all or any of its branches, so far as permitted by law, in the State of New York and in all other states of the United States of America, in the territories and the District of Columbia and in any or all dependencies or possessions of the United States of America, and in foreign countries; and to hold possess, purchase, lease, .mortgage and convey real and personal property and to maintain offices and agencies either within or outside the State of New York.

     To carry out all or any part of the foregoing purposes as principal, factor, agent, broker, contractor or otherwise, either alone or in conjunction with any persons, firms, associations, corporations, or others in any part of the world; and in carrying on its business and for the purpose of attaining or furthering any of its purposes, to make and perform contracts of any kind and description, and to do anything and everything necessary, suitable, convenient or proper for the accomplishment of any of the purposes herein enumerated.

     For the accomplishment of the aforesaid purposes, and in furtherance thereof, the corporation shall have and may exercise all of the powers conferred by the Business Corporation Law upon corporations formed thereunder, subject to any limitations contained in Article 2 of said law or in accordance with the provisions of any other statute of the State of New York.

     3) The Certificate of Incorporation of the Corporation is hereby amended by striking out Article Four thereof and by substituting in lieu of said Article the following New Article:

     Fourth: The aggregate number of shares which the corporation may have authority to issue is 2,000,000 shares of voting common stock each of $.01 par value. The holders of voting common stock of $.-01 par value of the corporation shall not have pre-emptive rights.

     4) Article 6 is hereby added to the Certificate of Incorporation and states the following:

     Sixth: The duration of the Corporation is to be perpetual.

     5) Article 7 is hereby added to the Certificate of Incorporation and states the following:

     Seventh: Except as may otherwise be specifically provided in this Certificate of Incorporation, no provision of this certificate of incorporation is intended by the corporation to be construed as limiting, prohibiting, denying, or abrogating any of the general or specific powers or rights, conferred under the business corporation law upon the corporation, upon its shareholders, bondholders and security holders and upon its directors, officers, and other corporate personnel including in particular, the power of the corporation to furnish indemnification to directors and officers in the capacities defined and prescribed by the business corporation law and the defined and prescribed rights of said persons to indemnification as the same are conferred by the Business Corporation Law.

     6) The manner in which the aforesaid amendments to the Certificate of Incorporation were authorized are as follows:

     a) By unanimous written consent of the holders of all of the outstanding shares entitled to vote thereon.

     7) The manner in which the common stock shall be changed by reason of the aforesaid amendment is as follows:

     a) The 200 common shares without par value are changed into 2,000,000 shares par value of $.01 per share. The rate of change is one share no par value to become 10,000 shares par value $.01 per share, there are 30 Issued and outstanding shares.

     8) The effective date of the amendments herein certified shall be the date of filing.

Dated: April 25, 1972                   /s/  Paul Berger
                                        --------------------------
                                        Paul Berger, President

                                        /s/  Phyllis Berger
                                        --------------------------
                                        Phyllis Berger, Secretary

(Corporate Seal)

                                        Jack Applebaum
Attest:                                 Notary Public, State of New York
                                        No.
/s/  Phyllis Berger                     Qualified in Queens County
Phyllis Berger                          Commission Expires March 30, 1973
                                        City of Plainview
                                        County of Nassau
                                        State of New York
                                        April 27, 1972

STATE OF NEW YORK) ss.
COUNTY OF QUEENS)

     PAUL BERGER and PHYLLIS BERGER, being duly sworn depose and say that they are the President and Secretary respectively of WATCHDOG PATROLS, INC. the corporation named, and described in the foregoing certificate. That they have read the foregoing certificate and know the contents thereof, and that the same is true of their own knowledge, except as to the matters therein stated to be alleged upon information and belief, and as to those matters they believe it to be true


                                        /s/  Paul Berger
                                        --------------------------
                                        Paul Berger

                                        /s/  Phyllis Berger
                                        --------------------------
                                        Phyllis Berger


Sworn to before me this 21 day of April 1972.



Jack Applebaum                          FILED BY:
Notary Public, State of New York        Loecher Solomon & Zukerman
No.                                     666 Fifth Avenue
Qualified in Queens County              New York, New York  10019
Commission Expires March 30, 1973
City of Plainview
County of Nassau
State of New York

                           804780-4          986500  -6

                            1/5/70    Oyster Bay
                                          Nassau Co.
                                                         200 npv
                            CERTIFICATE OF AMENDMENT

                                     TO THE
                          CERTIFICATE OF INCORPORATION

                                       OF

                             WATCHDOG PATROLS, INC.


                                             STATE OF NEW YORK
                                             DEPARTMENT OF STATE
                                             FILED MAY 5  1972
                                             TAX  $   None
                                             FILING FEE $35

                                             /s/

                                             30 Nassau













                           LOECHER SOLOMON & ZUKERMAN
                                ATTORNEYS AT LAW
                                666 FIFTH AVENUE
                               NEW YORK, N Y 10019

                             NYS DEPARTMENT OF STATE

FILING RECEIPT                CHANGE OF PROVISIONS

CORPORATION NAME

WATCHDOG PATROLS, INC.

DATE FILED      DURATION & COUNTY CODE      FILM NUMBER          CASH NUMBER

07/25/88        NASS                        B666150-2            216943


NUMBER AND KIND OF SHARES               LOCATION OF PRINCIPAL OFFICE

     *P-H

ADDRESS FOR PROCESS                     REGISTERED AGENT

FEES AND/OR TAX PAID AS FOLLOWS:

AMOUNT OF CHECK $   AMOUNT OF MONEY ORDER $00080.00    AMOUNT OF CASH $

$6.00  DOLLAR FEE TO COUNTY                  $060.00   FILING
                                        $         TAX
FILER NAME AND ADDRESS                  $10.00    CERTIFIED COPY
                                        $         CERTIFICATE
RICHARD S. MISSAN                          010.00 MISCELLNEOUS
SUITE 2601                              TOTAL PAYMENT $  0000080.00
575 LEXINGTON AVENUE
NEW YORK       NY  10022                     REFUND OF $
                                                      TO FOLLOW

380604-003 (8/84)                       GAIL S SHAFFER - SECRETARY OF STATE

                          CERTIFICATE 0F INCORPORATION

                                       of

                             WATCHDOG PATROLS, INC

                Under Section 805 of the Business Corporation Law

                                    --------
          It is hereby certified that:

     FIRST: The name of the corporation is Watchdog Patrols, Inc.

     SECOND: The Certificate of incorporation of the corporation was filed by the Department of State on January 5, 1970.

     THIRD: The amendment of the Certificate of Incorporation of the corporation effected by this certificate of amendment is to add an article limiting the liability of directors of the corporaiton.

     FOURTH: To accomplish the foregoing amendment, the following new Article Eighth, relating to the limitation of the liability of the directors, is added to the certificate of incorporation of the corporation:

     "EIGHTH: The personal liability of the directors of the corporation is eliminated to the fullest extent permitted by the provisions of paragraph
     (b) of Section 402 of the Business Corporation Law of the State of New York, as the same may be amended and supplemented."

     FIFTH: The foregoing amendment of the certificate of incorporation of the corporation was authorized by the vote at a meeting of the Board of Directors of the corporation, followed by the vote of the holders of at least a majority of all of the outstanding shares of the corporation entitled to vote on the said amendment of the certificate of incorporation.

     IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Date:  July 20, 1988

                                        /s/_______________________
                                        Earl T. Smith, President

                                        /s/_______________________
                                        Phyllis Berger, Secretary

P H
2

B666150


                             CERTIFICATE OF AMENDENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             WATCHDOG PATROLS, INC.


               (Under Section 805 of the Business Corporation Law)




STATE OF NEW YORK
DEPARTMENT OF STATE

FILED JUL 25  1988

AMT. OF CHECK $  80
FILING FEE $ 60
TAX $
COUNTY FEE $
COPY $ 10
CERT $
REFUND $
SPEC HANDLE $10

BY:
Nassau

                                                  Jul 22  11 06 AM'88

Richard S. Missan                  216943                   Filed
Counselor at law                                       July 25 6 50 AM'88
Suite 2601
575 Lexington Avenue
New York, N.Y.  10022

                                   BILLED

                             NYS DEPARTMENT OF STATE

FILING RECEIP'T            AMENDMENT-CHANGE OF SHARES

CORPORATION NAME
WATCHDOG PATROLS, INC.

DATE FILED        DURATION & COUNTY CODE        FILM NUMBER         CASH NUMBER
08/14/89          NASS                           0043949-3           455734

NUMBER AND KIND OF SHARES                    LOCATION OF PRINCIPAL OFFICE
10,000,000 PV $.0033

*P-H

ADDRESS FOR PROCESS                     REGISTERED AGENT


FEES AND/OR TAX PAID AS FOLLOWS:

AMOUNT OF CHECK $   AMOUNT OF MONEY ORDER  $00090.00   AMOUNT OF CASH $

$ 6.00 DOLLAR FEE TO COUNTY                  $060.00   FILING
                                        $00010.00 TAX
FILER NAME AND ADDRESS                  $10.00         CERTIFIED COPY
RICHARD S. MISSAN                       $         CERTIFICATE
575 LEXINGTON AVENUE                    $010.00   MISCELLANEOUS
SUITE 2601                              TOTAL PAYMENT $ 0000090.00
NEW YORK    NY  10022
                                              REFUND OF $

                                                  TO FOLLOW

DOS-281 (8/84)
                              GAIL S SHAFFER - SECRETARY OF STATE

STATE OF NEW YORK  :
                   :  ss:
DEPARTMENT OF STATE:






                              056670



I hereby certify that I have compared the annexed copy with the original document filed by the Department of State and that the same is a correct transcript of said original.

                                                            AUG 14 1989
     Witness my hand and seal of the Department of State on


                                        /s/
                                        Secretary of State

380507-004 (12/87)

                            CERTIFICATE OF AMENDMENT
PH
                                       of

                          CERTIFICATE OF INCORPORATION

                                       of

                             WATCHDOG PATROLS, INC.


                Under Section 805 of the Business Corporation Law
C043949
                                -----------------

          It is hereby certified that:

          FIRST: The name of the corporation is Watchdog Patrols, Inc.

          SECOND: The Certificate of Incorporation of the corporation was filed by the Department of State on January 5, 1970.

          THIRD: The amendments of the Certificate of Incorporation of the corporation effected by this Certificate are (1) to change the currently authorized and issued 1,674,000 common shares, par value $.01 each, into 1,674,000 issued common shares, par value $.0033 each, on a one for one basis , and to change the 326,000 currently authorized but unissued common shares, par value $.01 each, into 326,000 authorized but unissued common shares, par value $.0033 each; and (ii) to increase the authorized number of shares the corporation shall have authority to issue, by authorizing an additional 8,000,000 common shares, par value $.0033 each. In connection with the foregoing, the stated capital in respect of each issued common share is reduced from $,01 per share to $.0033 per share, so that the aggregate stated capital of the corporation is reduced from $16,740 to $5,524.

          FOURTH: To accomplish the foregoing amendments,  Article Fourth of the
Certificate  of  incorporation,   relating  to  the  authorized  shares  of  the
corporation, is amended to read as follows;

          "FOURTH: The aggregate number of shares which the corporation is authorized to issue is 10,000,000 shares of common stock, par value $.0033 per share. The holders of such common stock shall not have pre-emptive rights."

          FIFTH: The foregoing amendments of the Certificate of Incorporation of the corporation were authorized by the vote at a meeting of the Board of Directors of the corporation, followed by the vote of the holders of at least a majority of all of the outstanding shares of the corporation entitled to vote on the said amendments of the Certificate of Incorporation.

          IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Date:  August 9, 1989
                                        /s/
                                        --------------------------
                                        Earl T. Smith, President

                                        /s/
                                        --------------------------
                                        Phyllis Berger, Secretary

                            Certificate of Amendment

                                       Of

                          Certificate of Incorporation

                                       Of

                             Watchdog Patrols, Inc.

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW



CO43949
                                   STATE OF NEW YORK
                                   DEPARTMENT OF STATE

                                   FILED AUG 14 1989

                                   AMT. OF CHECK $90
                                   FILING FEE $60
                                   TAX $10
                                   COUNTY FEE $
                                   COPY $10
                                   CERT $
                                   REFUND $
                                   SPEC HANDLE $10
                                   BY: /s/_________________
                                          Nassau

                         1/5/70
                         Nass
BILLED                   8047804
                         #B666150-2
                         2,000,000 PV1C
                                                  Aug 11 9 15 AM'89
                              /s/                 455734

                                   Richard S. Missan
                                   Suite 2601
                                   575 Lexington Avenue
                                   New York, New York  10022


                                        Aug 14 6 57 AM'89

N.Y.S. DEPARTMENT OF STATE                               162 WASHINGTON AVENUE
DIVISION OF CORPORATIONS AND STATE RECORDS               ALBANY, NY  12231

                                 FILING RECEIPT

CORPORATION NAME: WATCHDOG PATROLS.. INC.

DOCUMENT TYPE:  CERTIFICATE OF CHANGE (DOM. BUSINESS   COUNTY: NASS
                    PROCESS

SERVICE COMPANY :  PRENTICE-HALL CORPORATION SYSTEM, INC.

FILED: 02/24/1993 DURATION:*********  CASH #: 930224000256  FILM #: 930224000237

ADDRESS FOR PROCESS
THE: CORPORATION
ATT: PHYLLIS BERGER                99 POWERHOUSE ROAD
ROSLYN HEIGHTS, NY 11577

CASH ~ 930224000256

REGISTERED AGENT

FILER                         FEES      65.00          PAYMENTS  65.00
RICHARD MISSAN, ESQ,          FILING :  30.00          CASH:          0.00
75 LEXINGTON AVENUE           TAX:      0.00           CHECK:    0.00
SUITE 2601                    CERT:     0.00           BILLED:   65.00
NEW  YORK.  NY 10022          COPIES:   10.00
                              HANDLING: 25.00
                                             REFUND

STATE OF NEW YORK  :
                   :  ss:
DEPARTMENT OF STATE:


                                                       014151

I hereby certify that I have compared the annexed copy with the original document filed by the Department of State and that the same is a correct transcript of said original,

                                                      FEB 24 l993

     Witness my hand and seal of the Department of State on

                                             /s/
                                             Secretary of State


DOS-200 (12/87)

PH                                 F930224000237

                              CERTIFICATE OF CHANGE

                                       OF

                             WATCHDOG PATROLS. INC.

              (Under Section 805-A of the Business Corporation Law)

                               ------------------

     FIRST: The name of the corporation is WATCHDOG PATROLS, INC

     SECOND: The certificate of incorporation of the corporation was filed by the Department of State on January 5, 1970.

     THIRD: The certificate of incorporation of the corporation is hereby) changed, pursuant to the authorization of the Board of Directors of the corporation, so as to change the post office address to which the Secretary of State shall mail a copy of an) process against the corporation served upon him and, to accomplish said change, the statement in the certificate of incorporation relating to said post office address is hereby stricken and the following statement is substituted in lieu thereof:

          "The post office address within the State of New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is 99 Powerhouse Road, Att: Phyllis Berger, Roslyn Heights, New York 11577."

     IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated: February 19,1993

Name of                       (S) Phyllis Berger
Signer:                       Phyilis Berger, Chairman of the Board

Name of                       (S) Edward Cooperman
Signer:                       Edward Cooperman, Assistant Secretary

                                        F930224000237



   Feb 24 1 04PM'93

                              CERTIFICATE OF CHANGE

PH
                                       OF


                             WATCHDOG PATROLS. INC.
                             ----------------------

              (Under Section 805-A of the Business Corporation Law)
                             ----------------------

   Feb 24 10 50 PM '93

                                                            BILLED



                                                  STATE OF NEW YORK
                                                  DEPARTMENT OF STATE
                                                  FILED    FEB 24 1993
                                                  TAX$         -
                                                  BY: /s/ ___________
                                                  Nass

     Richard Missan, Esq.
     575 Lexington Avenue
     Suite 2601
     New York, New York  10022


                                   93022400256

N.Y.S. DEPARTMENT OF STATE
DIVISION OF CORPORATIONS AND STATE RECORDS             ALBANY, NY  12231-0001

                                 FILING RECEIPT

ENTITY NAME:   NETWOLVES CORPORATION

DOCUMENT TYPE:   CERTIFICATE OF AMENDMENT (DOM. BUSINESS          COUNTY: NASS
                   NAME

SERVICE COMPANY:   ** NO SERVICE COMPANY **                 SERVICE CODE:  00


FILED: 11/27/1998  DURATION:*****  CASH#:981127000223 FILM #:981127000218

ADDRESS FOR PROCESS

REGISTERED AGENT





FILER                             FEES:      60.00          PAYMENTS    85.00

JERRY B. SELLMAN, ATTY.           FILING:    60.00          CASH        0.00
WATCHDOG PATROLS, INC.            CERT:      0.00           CHECK       85.00
85 EAST GAY STREET                COPIES:    0.00
COLUMBUS, OH  43215               HANDLING:  0.00
                                                            REFUND:     25.00

                            CERTIFICATE OF AMENDMENT

                                       of

                          CERTIFICATE OF INCORPORATION

                                       of

                             WATCHDOG PATROLS, INC,

                Under Section 805 of the Business Corporation Law
                            -------------------------


     It is hereby certified that:

     FIRST: The name of the corporation is Watchdog Patrols, Inc,

     SECOND: The Certificate of Incorporation of the corporation was filed by the Department of State on January 5, 1970.

     THIRD: The amendment of the Certificate of Incorporation of the corporation effected by this Certificate is to change the name of the corporation to NetWolves Corporation.

     FOURTH:  To  accomplish  the  foregoing  amendment.   Article  One  of  the
Certificate of Incorporation, relating to the name of the corporation, is amended to read as follows:

     "FIRST: The name of the proposed corporation is NetWolves Corporation."

     FIFTH: The foregoing amendments of the Certificate of Incorporation of the corporation were authorized by the vote at a meeting of the Board of Directors of the corporation, followed by the vote of the holders of at least a majority of all of the outstanding shares of the corporation entitled to vote on the said amendments of the Certificate of Incorporation.

     IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

November 23, 1998
                                             /s/____________________________
                                             Walter M. Groteke,   CEO/President


                                             /s/_____________________________
                                             Kevin F. Sherlock,      Secretary